--------------------------------------------------------------------------------
                                    ARK FUNDS

       SUPPLEMENT DATED MAY 31, 2000 TO PROSPECTUS DATED SEPTEMBER 1, 1999
--------------------------------------------------------------------------------


         This is a supplement to the ARK Funds prospectus dated September 1, 1999, and relates to the ARK International Equity Selection Portfolio (the "Portfolio"), a series of ARK Funds.

         The ARK Funds Board of Trustees has approved the submission to the Portfolio's shareholders for their approval of a proposal to change the investment policy of the Portfolio. Under the proposal, the Portfolio would seek its investment goal by investing primarily in the securities of companies located in countries other than the United States, rather than in shares of mutual funds investing in these companies. The Board has also approved a related increase in the investment advisory fee payable by the Portfolio from 0.65% to 1.00% and an investment subadvisory agreement for the Portfolio with AIB Govett, Inc., an affiliate of Allied Investment Advisors, Inc., the Portfolio's investment advisor.

         The proposals require the approval of the Portfolio's shareholders and will be submitted to the shareholders for their consideration at a special meeting to be held on July 10, 2000. Additional information about the proposals will be contained in the proxy materials mailed to shareholders in connection with the special meeting.

     INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.